UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 28, 2010

Commission	Registrant; State of Incorporation	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.
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1-5324	NORTHEAST UTILITIES	04-2147929
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(a Massachusetts voluntary association)
One Federal Street, Building 111-4
Springfield, Massachusetts 01105
Telephone: (413) 785-5871

0-00404	THE CONNECTICUT LIGHT AND POWER COMPANY	06-0303850
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(a Connecticut corporation)
107 Selden Street
Berlin, Connecticut 06037-1616
Telephone: (860) 665-5000

Not Applicable

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 28, 2010, the Connecticut Department of Public Utility Control (DPUC) granted a request filed by The Connecticut Light and Power Company (CL&P) for reconsideration of its decision in CL&P’s electric distribution rate case proceeding not to allow CL&P to create a regulatory asset associated with new healthcare legislation adopted in 2010.  In its July 28 decision, the DPUC reversed its position from its rate decision on June 30, 2010 (Rate Decision) and allowed the creation of regulatory asset by CL&P, subject to review in its next rate case.  CL&P is a wholly-owned subsidiary of Northeast Utilities (NU).

In the Rate Decision, the DPUC had disallowed the establishment by CL&P of an $8.2 million regulatory asset, which related to its share of future tax benefits lost as a result of a provision in the Patient Protection and Affordable Care Act of 2010 that eliminated the tax deductibility of certain post-retirement benefits other than pensions.  NU had deferred $14.6 million of such impacts on an after-tax consolidated basis in the first quarter of 2010, expecting that they would be recovered in future rates across all of its operating jurisdictions.

As a result of the Rate Decision, and as we had previously reported in our Current Report on Form 8-K filed July 15, 2010, NU had intended to take an after-tax charge of $9.8 million ($0.06 per share) in the second quarter of 2010. This amount represents the aggregate impact of the deferred amounts for CL&P and Yankee Gas Service Company (Yankee Gas), another wholly-owned subsidiary of NU subject to the regulation of the DPUC.  As a result of the July 28 decision, NU has concluded that these costs are still probable of recovery and have maintained these amounts as regulatory assets as of June 30, 2010. Thus no charge will be taken in the second quarter of 2010.

A copy of the July 28 decision can be found on the “Rate Case Updates” link on the “Investors” page of Northeast Utilities’ website at www.nu.com.

For further information on this matter, reference is made to NU’s and CL&P’s combined Quarterly Report on Form 10-Q for the period ended March 31, 2010, under “Management’s Discussion and Analysis of Financial Condition and Results of Operation – Overview” and “- Financial Condition and Business Analysis – Regulatory Developments and Rate Matters” and their combined Current Reports on Form 8-K filed on June 18, 2010 and July 15, 2010.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES THE CONNECTICUT LIGHT AND POWER COMPANY (Registrants)
By: /S/ JAY S. BUTH Name: Jay S. Buth Title: Vice President-Accounting and Controller

Date:  July 29, 2010